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    As filed with the Securities and Exchange Commission on December 21, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2005


                             PLAYTEX PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                   1-12620                  51-0312772
--------------------------------  ------------------------    -----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                300 Nyala Farms Road, Westport, Connecticut 06880
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (203) 341-4000


                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 -- OTHER EVENTS

Item 8.01       Other Events.

On December 21, 2005, Playtex Products, Inc. (the "Company") issued a press release announcing it has been notified by Haas Wheat & Partners, L.P., that it is dissolving two partnerships, which hold approximately 17.1 million shares of Playtex common stock. These shares will be distributed to the partners of the funds under the terms of these partnership agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits

         Exhibit Number                        Title
         --------------         ------------------------------------------------
             99.1               Press Release of Playtex Products, Inc. dated
                                December 21, 2005

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are identified in Part I of the Company's Annual Report on Form 10-K for the year ended December 25, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PLAYTEX PRODUCTS, INC.

Date:  December 21, 2005      By:  /s/ KRIS J. KELLEY
     ---------------------         ---------------------------------------------
                                    Kris J. Kelley
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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